Supplement dated October 16, 2024 to the Statutory Prospectus dated May 1, 2024 for the M Vision Pacific Life SVUL flexible premium variable universal life insurance policy issued by
Pacific Life Insurance Company

The purpose of this supplement is to announce underlying Fund changes and service center changes. This supplement must be preceded or accompanied by the Statutory Prospectus (the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or online at www.PacificLife.com. Please retain this supplement for future reference.

The following changes will be made to the Western Asset Variable Global High Yield Bond Portfolio:

Effective January 17, 2025, the Western Asset Variable Global High Yield Bond Portfolio Investment Option will be closed for investment to new and existing investors. Starting January 17, 2025, you will not be able to allocate to this Investment Option. If you have Account Value in this Investment Option and withdraw or transfer out of the Account Value, you will not be able to reinvest in the Western Asset Variable Global High Yield Bond Portfolio. You can always continue to make withdrawals or transfers out of the Western Asset Variable Global High Yield Bond Investment Option.

If you are participating in the Dollar Cost Averaging, First Year Transfer, and/or Portfolio Rebalancing Systematic Transfer Programs and have existing instructions to allocate or rebalance to the Western Asset Variable Global High Yield Bond Portfolio, you must provide new instructions by the close of the Business Day on January 16, 2025, or the Program will automatically terminate. If we receive premium payments before being provided new allocation or rebalancing instructions, we will deem the premium not In Proper Form and will contact you to obtain updated allocation instructions. If we do not obtain allocation instructions from you, we will refund the payment along with a letter of explanation.

Effective November 11, 2024, the processing and servicing of M Vision SVUL policies will transition from M Insurance Solutions to Pacific Life. All references to M Insurance Solutions processing and servicing contact information will be deleted and replaced with the following:

Pacific Life Insurance Company P.O. Box 2030
Omaha, Nebraska 68103-2030

(800) 347-7787
6 a.m. through 5 p.m. Pacific time
www.PacificLife.com

We accept faxes or emails for both Variable and Fixed Account transaction requests (transfers, allocation changes, rebalancing) and also Policy loans at:

(866) 398-0467
Transactions@pacificlife.com

Access the Policy Owner website, My Life Insurance Account, at https://Life.MyAccount.PacificLife.com

Form No.15-53316-00